SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549

                       ________________________________________________

                                    QUARTERLY REPORT

                                           ON

                                        FORM 10-Q

                                         FOR THE

                                QUARTERLY PERIOD ENDED

                                      MARCH 31, 1994

                       ________________________________________________


                            ALLEGHENY & WESTERN ENERGY CORPORATION

                                    _____________________

                                          EXHIBITS
                                    _____________________


                                        Exhibit Index

     Exhibit
     Number    Exhibit                                      Reference

     3.1       Articles of Incorporation of Allegheny       Incorporated by
               and Western Energy Corporation dated         reference to Exhibit
               June 4, 1984.                                D to Form 8-K dated
                                                            July 3, 1984.

     3.2       Amendment to Articles of Incorporation       Incorporated by
               of Allegheny & Western Energy Corporation,   reference to Exhibit
               dated August 2, 1990.                        3.2 to Form 10-K for
                                                            the year  ended June
                                                            30, 1990.

     3.3       Bylaws of Allegheny & Western Energy         Incorporated by
               Corporation.                                 reference to Exhibit
                                                            D to  Form 8-K dated
                                                            July 3, 1984.

     10.1      Appalachian Basin Pipeline Agreement.        Incorporated by
                                                            reference to Exhibit
                                                            10.1.2 to Amendment
                                                            No.1 to Form S-1
                                                            Registration
                                                            Statement
                                                            No. 2-71252.

     10.2      Columbia Gas Transmission Corporation        Incorporated by
               Gas Purchase Contract containing typical     reference to Exhibit
               "take or pay" contract provisions.           10.4  to   Form  S-1
                                                            Registration
                                                            Statement
                                                            No. 2-71252.

     10.3      Revolving Credit and Term Loan Agreement,    Incorporated by
               dated as of June 13, 1989, between the       reference to Exhibit
               registrant and the First National Bank       10.3  to  Form  10-K
               of Boston.                                   for  the  year ended
                                                            June 30, 1989.

     10.4      Revolving Credit and Term Loan Agreement,    Incorporated by
               dated as of June 13, 1989, between           reference to Exhibit
               Mountaineer Gas Company and the First        10.5  to  Form  10-K
               National Bank of Boston.                     for  the  year ended
                                                            June 30, 1989.

     10.5      Note Agreement, dated June 30, 1987,         Incorporated by
               between Mountaineer and Connecticut          reference to Exhibit
               General Life Insurance Company, Horace       10.5  to  Form  10-K
               Mann Life Insurance Company, INA Life        for  the  year ended
               Insurance Company of New York and Life       June 30, 1990.
               Insurance Company of North America.

     10.6      Participation Agreement, dated March 8,      Incorporated by
               1990, among TEX-HEX Corporation, Louran      reference to Exhibit
               Oil & Gas, Inc., AHI Drilling, Inc.,         10.6  to  Form  10-K
               SHIGO, Inc., Rush Moody, Jr., Peter W.       for  the year  ended
               Stevens, John Bielun, Andrew R. Fair,        June 30, 1990.
               Jonathan Conrad and Richard Grant.

     10.7      Credit Agreement, dated September 24,        Incorporated by
               24, 1990, among Allegheny & Western          reference to Exhibit
               Energy Corporation, Pittsburgh National      10.7  to  Form  10-K
               Bank, and One Valley Bank, N.A. and          for  the  year ended
               Pittsburgh National Bank as Agent.           June 30, 1990.

     10.8      1987 Stock Option Plan (including form       Incorporated by
               of Stock Option Agreement).                  reference to Exhibit
                                                            10.8  to  Form  10-K
                                                            for  the  year ended
                                                            June 30, 1990.

     10.9      Credit Agreement, dated June 27, 1991,       Incorporated by
               between Mountaineer Gas Company and          reference to Exhibit
               Pittsburgh National Bank.                    10.9  to  Form  10-K
                                                            for  the  year ended
                                                            June 30, 1991.

     10.10     Credit Agreement, dated June 27, 1991,       Incorporated by
               between Mountaineer Gas Company and          reference to Exhibit
               Pittsburgh National Bank.                    10.10  to Form  10-K
                                                            for  the  year ended
                                                            June 30, 1991.

     10.11     Agreements for Gas Purchase and Transpor-    Incorporated by
               tation Service between Mountaineer Gas       reference to Exhibit
               Company and Columbia Gas Transmission Corp.  10.11  to Form  10-K
                                                            for  the  year ended
                                                            June 30, 1991.

     10.12     Second Amendment, dated October 31, 1991,    Incorporated by
               to Credit Agreement, dated September 21,     reference to Exhibit
               1990 among Allegheny & Western Energy        10.12  to Form  10-Q
               Corporation, Pittsburgh National Bank and    for    the   quarter
               One Valley Bank, N.A. and Pittsburgh         ended  September 30,
               National Bank as agent.                      1991.

     10.13     Third Amendment dated November 30, 1991,     Incorporated by
               to Credit Agreement, dated September 24,     reference to Exhibit
               1990, among Allegheny & Western Energy       10.13  to  Form 10-Q
               Corporation, Pittsburgh National Bank        for    the   quarter
               and One Valley Bank, N.A. and Pittsburgh     ended December 31,
               National Bank as agent.                      1991.

     10.14     Note Purchase Agreement, dated July 15,      Incorporated by
               1992, between Mountaineer Gas Company and    reference to Exhibit
               Teachers Insurance and Annuity Association   10.14 to Form 10-K
               of America.                                  for the year ended
                                                            June 30, 1992.

     10.15     Employment Agreement, dated June 13, 1990    Incorporated by
               between Mr. Grant and Mountaineer Gas        reference to Exhibit
               Company.                                     10.15 to Form 10-K
                                                            for the year ended
                                                            June 30, 1992.


     10.16     Employment Agreement, dated June 13, 1990    Incorporated by
               between Mr. Fletcher and Mountaineer         reference to Exhibit
               Gas Company.                                 10.16 to Form 10-K
                                                            for the year ended
                                                            June 30, 1992.

     10.17     Consulting Agreement, dated March 1, 1992    Incorporated by
               between Mr. Lindley and the Company.         reference to Exhibit
                                                            10.17 to Form 10-K
                                                            for the year ended
                                                            June 30, 1992.

     10.18     Fourth Amendment, dated October 31, 1992,    Incorporated by
               to Credit Agreement, dated September 24,     reference to Exhibit
               1990, among Allegheny & Western Energy       10.18 to Form 10-Q
               Corporation, Pittsburgh National Bank and    for the quarter
               One Valley Bank, N.A. and Pittsburgh         ended March 31,
               National Bank as agent.                      1993.

     10.19     Fifth Amendment, dated November 30, 1992,    Incorporated by
               to Credit Agreement dated September 24,      reference to Exhibit
               1990, among Allegheny & Western Energy       10.19 to Form 10-Q
               Corporation, Pittsburgh National Bank        for the quarter
               and One Valley Bank, N.A. and Pittsburgh     ended March 31,
               National Bank as agent.                      1993.

     10.20     Purchase and Sales Agreement, dated          Incorporated by
               July 21, 1992 among Hallwood Energy          reference to Exhibit
               Partners, L.P. et. al and Mountaineer        10.20 to Form 10-Q
               Gas Company.                                 for the quarter
                                                            ended    March   31,
                                                            1993.

     10.21     Sixth Amendment, dated September 28,         Incorporated by
               1993, to Credit Agreement, dated             reference to Exhibit
               September 24, 1990, among Allegheny          10.21 to Form 10-Q
               and Western Energy Corporation,              for the quarter
               Pittsburgh National Bank and One             ended September 30,
               Valley Bank, N.A. and Pittsburgh             1993.
               National Bank as agent.

     10.22     Seventh Amendment, dated October 31,         Incorporated by
               1993, to Credit Agreement, dated             reference to Exhibit
               September 24, 1990, among Allegheny          10.22 to Form 10-Q
               and Western Energy Corporation,              for the quarter
               Pittsburgh National Bank and One             ended December 31,
               Valley Bank, N.A. and Pittsburgh             1993.
               National Bank as agent.

     10.23     Employment Agreements with Richard           Incorporated by
               L. Grant, Michael S. Fletcher and W.         reference to Exhibit
               Merwyn Pittman, individually.                10.23 to Form 10-Q
                                                            for the quarter
                                                            ended December 31,
                                                            1993.


     10.24     Supplemental Retirement Benefit Plan         Incorporated by
               Agreements between John G. McMillian,        reference to Exhibit
               Richard L. Grant, Michael S. Fletcher        10.24 to Form 10-Q
               and W. Merwyn Pittman, individually, and     for the quarter
               Allegheny & Western Energy Corporation.      ended December 31,
                                                            1993.

     21.1      Subsidiaries of the Company.                 Incorporated by
                                                            reference to Exhibit
                                                            22.1 to Form 10-Q
                                                            for the quarter
                                                            ended    March   31,
                                                            1993.